United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01 OTHER EVENTS.

As previously disclosed, a special committee of the audit committee of our board of directors (the “Special Committee”) was formed to conduct an independent internal review to look into the matters raised by an SEC inquiry and certain anonymous internet articles. As part of the internal review, the Special Committee engaged an international law firm as independent outside counsel. The fact-finding portion of the internal review is substantially complete. Based on the preliminary findings, the audit committee and management have jointly concluded that certain disclosure in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 should be supplemented as follows.

Supplemental related party transaction disclosure is as follows:

●	We paid Ed Anakar, our director of operations – club division, employment compensation of $471,154, $450,000 and $375,000 during the fiscal years ended September 30, 2018, 2017 and 2016, respectively. Ed Anakar is the brother of Nourdean Anakar, a director and audit committee member of the company.

●	During the last three fiscal years we utilized the services of Sherwood Forest Creations, LLC and its predecessor, Creative Steel Designs, furniture fabrication companies that manufacture tables, chairs and other furnishings for our Bombshells locations, as well as providing ongoing maintenance. Sherwood Forest is owned by a brother of Eric Langan, our president and chief executive officer, and Creative Steel was owned by his father. Amounts billed to us for goods and services provided by Sherwood Forest were $321,353 in fiscal 2018, an aggregate of $135,322 by Sherwood Forest and Creative Steel in fiscal 2017, and $176,864 by Creative Steel in fiscal 2016. Sherwood Forest Creations continues to provide services to the company.

Revised and supplemental executive compensation disclosure is as follows:

●	In the executive compensation disclosure, personal use of aircraft amounts were incorrectly calculated for fiscal 2018 and were inadvertently left out in 2017 and 2016. In 2018, we accounted for personal use of aircraft using a third-party consultant based on a standard industry fare level rate, which is an accepted compensation basis for IRS purposes. We have revised our methodology to account for personal use of aircraft to be the aggregate incremental cost of personal use of the company aircraft as calculated based on a cost-per-flight hour charge developed by a nationally recognized and independent service. The charge reflects the direct cost of operating the aircraft, including fuel, additives, lubricants, maintenance labor, airframe parts, engine restoration, major periodic maintenance, and an allowance for propeller maintenance. We added actual airport/hangar fees charged to the company on a per-flight basis. The charge does not include fixed costs that do not change based on usage, such as aircraft depreciation, home hangar expenses, and general taxes and insurance.

Eric Langan and Travis Reese, our executive vice president, were allocated personal use of aircraft amounts in 2018, 2017 or 2016. The corrected amounts for personal use of aircraft for these two individuals is the following:

		Personal Use of Aircraft
Name	Year	($)
Eric S. Langan	2018	96,797
	2017	79,748
	2016	55,101

Travis Reese	2018	20,410
	2017	9,524
	2016	5,544

The above increases to personal use of aircraft amounts increases “all other compensation.” The corrected all other compensation and total compensation for these two individuals is the following:

			Stock	Option	All Other
Name and		Salary	Awards	Awards	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)
Eric S. Langan	2018	1,015,384	-	-	111,191	1,126,575
	2017	900,000	-	-	138,198	1,038,198
	2016	878,434	-	-	122,741	1,001,175

Travis Reese	2018	346,854	-	-	56,227	403,081
	2017	320,000	-	-	48,228	368,228
	2016	299,945	-	-	41,663	341,608

Supplemental disclosure to the biographical information of Steve L. Jenkins, a member of the board of directors, is as follows:

●	Mr. Jenkins filed voluntary petitions for Chapter 13 bankruptcy in the United States Bankruptcy Court for the Southern District of Texas in August, 2010 and in October, 2015.

Additionally, the audit committee and board of directors anticipate taking the following actions as part of the implementation of a more robust corporate and accounting governance program:

●	Appoint at least one new independent member to the board of directors to join the audit committee;

●	Appoint a chief compliance officer who will report directly to the audit committee;

●	Adopt an amended related party transaction policy strengthening the review process by the audit committee with respect to related party transactions, employment of family members and charitable contributions;

●	Adopt an enhanced code of conduct policy;

●	Engage third party internal audit consultants to report directly to the audit committee to assist in enhancing our internal audit program and to review corporate governance procedures;

●	Adopt a disclosure committee charter to ensure that all relevant financial transactions requiring SEC disclosure are known by the responsible parties;

●	Review employee benefit procedures;

●	Adopt an airplane policy specifically outlining personal use by employees; and

●	Sell the three residential homes owned by the company.

Forward-Looking Statements

This current report may contain forward-looking statements that involve a number of risks and uncertainties that could cause our actual results to differ materially from those indicated in this current report, including the risks and uncertainties associated with operating and managing an adult business, the business climates in cities where we operate, the success or lack thereof in launching and building our businesses, risks and uncertainties related to cybersecurity, conditions relevant to real estate transactions, and numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. We have no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1—Press release dated July 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: July 22, 2019	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer